UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported):
August 28, 2014

Independent Bank Group, Inc.
(Exact Name of Registrant as Specified in Charter)
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Texas	001-35854	13-4219346
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1600 Redbud Boulevard, Suite 400
McKinney, TX 75069-3257
(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code:
(972) 562-9004

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.    Regulation FD Disclosure.
On August 28, 2014, officers of Independent Bank Group, Inc. (the “Company”) are presenting at the Sterne Agee Investor Presentation. A copy of the materials for such presentation is attached as Exhibit 99.1.
This information in this Item 7.01 and in Exhibit 99.1 hereto is being furnished, and shall not be deemed to be “filed,” with the SEC. The information in Exhibit 99.1 shall not be incorporated by reference into any filing of the registrant with the SEC, whether made before or after the date hereof, regardless of any general incorporation language in such filings.
Item 9.01.    Financial Statements and Exhibits.
(d)    Exhibits.
The following exhibit is filed herewith:

Exhibit 99.1	Presentation Materials for the Sterne Agee Investor Presentation, dated August 28, 2014.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated August 28, 2014

INDEPENDENT BANK GROUP, INC. (Registrant)

By: /s/ David R. Brooks David R. Brooks Chairman of the Board and Chief Executive Officer

EXHIBIT INDEX

Exhibit 99.1	Presentation Materials for the Sterne Agee Investor Presentation, dated August 28, 2014.